                                                                      EXHIBIT 99




CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                         CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: NOVEMBER 1, 2002 THROUGH NOVEMBER 30, 2002
ACCRUAL PERIOD: NOV 15, 2002 THROUGH DEC 14, 2002
DISTRIBUTION DATE: DEC 16, 2002

                                                              TRUST               SERIES           SERIES          SERIES
                                                              TOTALS              1996-1           1998-1          1999-2
                                                           -------------        ----------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           46,594,987.18 *      3,681,057.46    3,681,057.46    4,417,268.96
Principal Collections from Seller                                   0.00 *              0.00            0.00            0.00
Investment Income on Accounts                                 663,401.49           49,204.53       49,380.89       60,084.77
Balances in Principal Funding Accounts                              0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                          15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                 0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                       17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                   0.00                0.00            0.00            0.00
                                                           -------------        ----------------------------------------------------
                   TOTAL AVAILABLE                         79,890,888.67        7,480,261.99    7,480,438.35    8,977,353.73
                                                           =============        ====================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders     8,907,044.76          652,829.86      629,149.31      780,812.50
Principal Due to Note/Certificateholders                            0.00                0.00            0.00            0.00
Principal to Funding Account                                        0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                    15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                           0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                       0.00 *              0.00            0.00            0.00
Service Fees to Seller                                      6,373,086.08 *        416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                         0.00 *              0.00            0.00            0.00
Excess Collections to Seller                               31,978,257.83 *      2,660,765.46    2,684,622.37    3,196,541.23
Excess Funding Account Balance to Seller                            0.00 *              0.00            0.00            0.00
                                                           -------------        ----------------------------------------------------
                 TOTAL DISBURSEMENTS                       79,890,888.67        7,480,261.99    7,480,438.35    8,977,353.73
                                                           =============        ====================================================
                        Proof                                       0.00                0.00            0.00            0.00
                                                           =============        ====================================================




                                                                     SERIES           SERIES          SERIES           SERIES
                                                                     2000-A           2000-B          2000-C           2001-A
                                                                ------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                   5,521,586.20     3,688,419.58    3,681,057.46     7,362,114.93
Principal Collections from Seller                                          0.00             0.00            0.00             0.00
Investment Income on Accounts                                         76,467.31        49,339.21       49,393.39       103,551.59
Balances in Principal Funding Accounts                                     0.00             0.00            0.00             0.00
Balances in Reserve Fund Accounts                                  2,625,000.00     1,753,500.00    1,750,000.00     3,500,000.00
Balances in Excess Funding Accounts                                        0.00             0.00            0.00             0.00
Balance in Yield Supplement Accounts                               3,000,000.00     2,004,000.00    2,000,000.00     4,000,000.00
Other Adjustments                                                          0.00             0.00            0.00             0.00
                                                                ------------------------------------------------------------------
                   TOTAL AVAILABLE                                11,223,053.51     7,495,258.79    7,480,450.85    14,965,666.52
                                                                ==================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders              956,640.63       630,407.60      624,843.75     1,245,381.94
Principal Due to Note/Certificateholders                                   0.00             0.00            0.00             0.00
Principal to Funding Account                                               0.00             0.00            0.00             0.00
Move Funds to the Reserve Fund Accounts                            2,625,000.00     1,753,500.00    1,750,000.00     3,500,000.00
Move Funds to the Excess Funding Accounts                                  0.00             0.00            0.00             0.00
Move Funds to the Yield Supplement Accounts                        3,000,000.00     2,004,000.00    2,000,000.00     4,000,000.00
Yield Supplement  & Reserve Account to Seller                              0.00             0.00            0.00             0.00
Service Fees to Seller                                               625,000.00       417,500.00      416,666.67       833,333.33
Defaulted Amounts to Seller                                                0.00             0.00            0.00             0.00
Excess Collections to Seller                                       4,016,412.88     2,689,851.19    2,688,940.43     5,386,951.25
Excess Funding Account Balance to Seller                                   0.00             0.00            0.00             0.00
                                                                ------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                              11,223,053.51     7,495,258.79    7,480,450.85    14,965,666.52
                                                                ==================================================================
                        Proof                                              0.00             0.00            0.00             0.00
                                                                ==================================================================

                                                                   DCMOT              DCMOT
                                                                   2002-A             2002-B            OTHER
                                                                ----------------------------------------------------

AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                  9,708,283.42      4,854,141.71             0.00
Principal Collections from Seller                                         0.00              0.00
Investment Income on Accounts                                       188,835.70         37,144.11
Balances in Principal Funding Accounts                                    0.00              0.00
Balances in Reserve Fund Accounts                                         0.00              0.00
Balances in Excess Funding Accounts                                       0.00              0.00
Balance in Yield Supplement Accounts                                      0.00              0.00
Other Adjustments                                                         0.00              0.00             0.00
                                                                ----------------------------------------------------
                   TOTAL AVAILABLE                                9,897,119.12      4,891,285.82             0.00
                                                                ====================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders           2,482,152.78        904,826.39
Principal Due to Note/Certificateholders                                  0.00              0.00
Principal to Funding Account                                              0.00              0.00
Move Funds to the Reserve Fund Accounts                                   0.00              0.00
Move Funds to the Excess Funding Accounts                                 0.00              0.00
Move Funds to the Yield Supplement Accounts                               0.00              0.00
Yield Supplement  & Reserve Account to Seller                             0.00              0.00
Service Fees to Seller                                            1,831,501.83        915,750.92
Defaulted Amounts to Seller                                               0.00              0.00
Excess Collections to Seller                                      5,583,464.51      3,070,708.51             0.00
Excess Funding Account Balance to Seller                                  0.00              0.00
                                                                ----------------------------------------------------
                 TOTAL DISBURSEMENTS                              9,897,119.12      4,891,285.82             0.00
                                                                ====================================================
                        Proof                                             0.00              0.00             0.00
                                                                ====================================================

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
-------------------------------------------------------                TO: JOHN BOBKO/ROBERT GRUENFEL            FROM: PAUL GEKIERE
|* FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :        |                    THE BANK OF NEW YORK                     DAIMLERCHRYSLER
|                                       (3,756,356.73)|                    (212) 815-4389/8325                       (248) 512-2758
-------------------------------------------------------
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                                                       CASH FLOWS   PAGE 2 OF  2
--------------------------------------------------------------------------------
|INSTRUCTIONS TO BANK OF NEW YORK                                              |
|    1. Receive funds from:                                                    |
|            Chrysler                                           $0.00          |
|            Investment Income                             663,401.49          |
|            Collection Account                         12,000,000.00 *        |
|            Reserve & Yield Accounts                            0.00          |
|            Balance in Excess Funding Account                   0.00          |
|                                                      $12,663,401.49          |
|    2. Distribute funds to:                                                   |
|            Series Note/Certificate Holders            $8,907,044.76          |
|            Chrysler                                    3,756,356.73          |
|            Trust Deposit Accounts                              0.00          |
|                                                      $12,663,401.49          |
|                                                                              |
|    3. Verify account balances in Collection, Funding, Reserve & Yield        |
|       Supplement Accounts.                                                   |
|                                                                              |
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